BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated October 19, 2023 to the Prospectus of the Fund, dated May 1, 2023, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The section entitled “Details About the Fund — Information about the ETFs — ETFs” is amended to add the following underlying ETFs to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® High Yield Bond Factor ETF

The fund seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

The Fund seeks to track the investment results of the BlackRock High Yield Defensive Bond Index (the “Underlying Index”), which consists of U.S. dollar-denominated, high yield (as determined by BlackRock Index Services, LLC) corporate bonds. Component securities include publicly-issued debt of U.S. corporate issuers, U.S. dollar-denominated, publicly issued debt of non-U.S. corporate issuers, and bonds offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) with or without registration rights. As of February 28, 2023, a significant portion of the Underlying Index is represented by securities of companies in the energy sector or industry. The components of the Underlying Index are likely to change over time.

The securities in the Underlying Index must have $350 million or more current face amount outstanding, and have at least one year to final maturity, regardless of optionality, at time of rebalance. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a fixed-rate, although they can carry a coupon that steps-up (i.e., or changes according to a predetermined schedule), and must be rated below investment-grade, which is below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”). Eligibility in the Underlying Index is determined by the middle of the three available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine eligibility in the Underlying Index.

Fund Name	Investment Objective and Principal Investment Strategies

The Underlying Index determines constituent weights based on a proprietary methodology which first aims to systematically screen out certain bonds with the highest probability of default (a measure of credit quality) and then optimizes to improve risk-adjusted returns by weighting more heavily to bonds with attractive default-adjusted spreads (a measure of value) while mitigating portfolio risks and limiting turnover. This methodology, unlike the methodologies used by traditional market-value-weighted bond indexes, selects a portion of the component bonds from the broader universe of high yield bonds based on application of analytics measuring the probability of default. The resulting grouping of bonds is referred to as “defensive,” by comparison to other groupings of high yield bonds, because those included in the Underlying Index possess specific characteristics that the index methodology identifies as reducing the risk of default. Key investment characteristics such as duration are constrained to be within a specified range of a broader market-value-weighted high yield bond universe. The Underlying Index is rebalanced on the last business day of each month to reflect changes in eligibility, credit quality and valuation. High yield bonds included in the Underlying Index, like all high yield debt, continue to be subject to a number of risks, including the risk of an issuer default and volatility of the market value of the bonds.

iShares® MSCI Emerging Markets Ex-China ETF

The fund seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China.

The fund seeks to track the investment results of the MSCI Emerging Markets ex China Index (the “Underlying Index”), which is designed to measure equity market performance in global emerging markets (with the exception of China). The Underlying Index is a free float-adjusted market capitalization-weighted index that captures large- and mid-capitalization stocks across 23 of the 24 emerging markets countries (as defined by MSCI Inc.), excluding China. The Underlying Index covers approximately 85% of the free float-adjusted market capitalization of each of the following countries: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the financials and technology industries or sectors. The components of the Underlying Index are likely to change over time.

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Shareholders should retain this Supplement for future reference

PRO-TAVI-1023SUP

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